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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39494



                     SUPPLEMENT DATED APRIL 24, 2003 TO THE
                  PROSPECTUS OF MORGAN STANLEY TECHNOLOGY FUND
                             DATED OCTOBER 30, 2002



            On April 24, 2003, the Board of Trustees of Morgan Stanley Technology Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Information Fund ("Information"), pursuant to which substantially all of the assets of the Fund would be combined with those of Information and shareholders of the Fund would become shareholders of Information receiving shares of Information equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Information that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about September 17, 2003. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Information will be distributed to shareholders of the Fund.



April 24, 2003